Exhibit 10.19

Dividend Support Agreement

September 28, 2016

YATRA ONLINE, INC.,

and

The Shareholders of Yatra Named Herein

Maples and Calder

PO Box 309    Ugland House    Grand Cayman KY1-1104    Cayman Islands

Tel + 1 345 949 8066    Fax + 1 345 949 8080    maplesandcalder.com

This Agreement is made on 28th day of September 2016

Between:

(1)	YATRA ONLINE, INC., an exempted company incorporated under the laws of the Cayman Islands and having its registered office at Maples Corporate Services Limited, Ugland House, South Church Street, Grand Cayman, Cayman Islands (the "Company"); and

(2)	The shareholders listed on the signature page hereto; (each a "Shareholder" and together the "Shareholders").

It is agreed as follows:

1	Definitions and Interpretation

1.1	In this Agreement, unless the context otherwise requires, the following words shall have the following meanings:

“Board”	means the Board of Directors of the Company.

“Contingent Dividend”	means the contingent dividend declared by the Board of Directors of the Company on September 27, 2016 pursuant to the Contingent Dividend Resolution.

“Contingent Dividend Resolution”	means the resolution attached hereto as Exhibit A approving the declaration of the Contingent Dividend, its terms and conditions and the methods of payment thereof.

Dividend Declaration Date”	means September 27, 2016.

“First Trading Date”	means the first day that the Ordinary Shares trade on NASDAQ.

“Ordinary Shares”	means the ordinary shares in the share capital of the Company.

“Shareholders”	means the shareholders of the Company as of the Dividend Declaration Date.

“VWAP”	means the volume weighted average price of the Ordinary Shares as quoted by Bloomberg, LP for the period in question.

1.2	In this Agreement (except where the context otherwise requires):

(a)	any reference to a Recital, Clause or Schedule is to the relevant Recital, Clause or Schedule of or to this Agreement;

(b)	the Clause headings are included for convenience only and shall not affect the interpretation of this Agreement;

(c)	the singular includes the plural and vice versa;

(d)	any gender includes the other gender;

(e)	any reference to "persons" includes natural persons, firms, partnerships, companies, corporations, associations, organisations, governments, states, foundations and trusts (in each case whether or not having separate legal personality); and

(f)	any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

1.3	The Schedules and Recitals form part of this Agreement and shall have effect as if set out in full in the body of this Agreement and any reference to this Agreement includes the Schedules and Recitals.

2	Agreement to Support

2.1	The Board has declared the Contingent Dividend payable to the Shareholders subject to specified terms and conditions.

2.2	The Company hereby agrees that if for any reason the Contingent Dividend becomes payable but the Company cannot or does not pay the Contingent Dividend to the Shareholders (including but not limited to due to cancellation of the Contingent Dividend by the Company for any reason prior to such Contingent Dividend becoming payable, or if payment of the Contingent Dividend is not permitted under any laws, including the Companies Law of the Cayman Islands (2016 Revision, as amended, or pursuant to the Company's memorandum and articles of association), the Company shall make the payments to Shareholders as set forth in the resolution attached hereto as on Exhibit A ; provided, however, that any payment required to be made by the Company pursuant to this Section 2.2, may be made by the Company only in the form of registered Company Ordinary Shares, and such payments due pursuant to this Section 2.2 shall be settled in full by the Company by the issue of Company Ordinary Shares, if payment of the Contingent Dividend is not permitted or is otherwise unlawful under any laws, including the Companies Law of the Cayman Islands (2016 Revision, as amended, or pursuant to the Company's memorandum and articles of association, the value of each share of which shall be deemed to be the average of the VWAP for the fifteen (15) business day period immediately prior to the date on which such payment is scheduled to be made. The Company shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement to any Person such amounts as the Company is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, or any other provision of federal, state, local or non-United States tax law. To the extent that amounts are so withheld (and paid to the applicable governmental authority) by the Company, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person or entity to whom such consideration would otherwise have been paid.

3	Condition Precedent

3.1	The obligation of the Company to pay the payments to Shareholders pursuant to Section 2.2 is subject to the satisfaction of the following condition:

(a)	The Ordinary Shares shall have begun trading on NASDAQ on or before December 19, 2016.

4	Notices

4.1	Unless otherwise provided herein, any notice required or permitted under this Agreement shall be deemed effective upon the earlier of (a) actual receipt or (b) (i) on the day of delivery by email or confirmed facsimile transmission, (ii) three business day after the business day of deposit with an internationally recognized overnight courier service for express day delivery, freight prepaid, or (iii) seven business days after deposit with the United States Post Office for delivery by registered or certified mail, shall be addressed to the party to be notified at the address indicated for such party indicated on the signature pages hereto, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

5	Miscellaneous

5.1	This Agreement contains the entire agreement between the Company and the Shareholders. The terms and conditions of this Agreement may only be varied if such variation is in writing and signed by both the Company and each Shareholder.

5.2	No failure or delay on the part of either party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise of any such right or power. The remedies provided herein are cumulative, and not exclusive of any remedies provided by law.

6	Counterparts

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and all the counterparts together shall constitute one and the same instrument.

7	Governing Law

7.1	This Agreement shall be governed by, and construed in accordance with, the laws of the Cayman Islands.

7.2	The parties to this agreement irrevocably agree for the exclusive benefit of the Company that the courts of the Cayman Islands shall have jurisdiction over any claim or matter arising under or in connection with this Agreement and that accordingly any proceedings in respect of any such claim or matter may be brought in such courts. Nothing in this Clause shall limit the right of the Company to take proceedings against the other parties in any other court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdictions, whether concurrently or not, to the extent permitted by the law of such other jurisdiction.

In witness whereof the parties hereto have executed this Agreement the day and year first above written.

SIGNED for and on behalf of Yatra Online, Inc.

/s/ Dhruv Shringi
Authorised Signatory

[Shareholder Signature Pages Follow]

[SIGNATURE PAGE TO DIVIDEND SUPPORT AGREEMENT]

ORDINARY SHAREHOLDERS

/s/ Dhruv Shringi
Dhruv Shringi

/s/ Manish Amin
Manish Amin

/s/ Harshal Shah
Harshal Shah

/s/ Haresh Chawla
Haresh Chawla

[SIGNATURE PAGE TO DIVIDEND SUPPORT AGREEMENT]

ORDINARY SHAREHOLDERS

Wortal, Inc.

By:	/s/ Uday Bellary

Print Name:	Uday Bellary

Title:	Chairman of the Board

[SIGNATURE PAGE TO DIVIDEND SUPPORT AGREEMENT]

HOLDERS OF PREFERENCE SHARES

Norwest Venture Partners X, LP

By: Genesis VC Partners X, LLC, General Partner

By:	/s/ Promod Haque

Print Name:	Promod Haque

Title:	Managing Partner

Norwest Venture Partners IX, LP

By: Genesis VC Partners IX, LLC, General Partner

By:	/s/ Promod Haque

Print Name:	Promod Haque

Title:	Managing Partner

[SIGNATURE PAGE TO DIVIDEND SUPPORT AGREEMENT]

HOLDERS OF PREFERENCE SHARES

Vertex Asia Fund Pte. Ltd.

By:	/s/ Chua Joo Hock

Print Name:	Chua Joo Hock

Title:	Director

[SIGNATURE PAGE TO DIVIDEND SUPPORT AGREEMENT]

Rajasthan Trustee Company Pvt Ltd A/c SME Tech Fund RVCF Trust II

By:	/s/ Girish Gupta

Print Name:	Girish Gupta

Title:	CEO, Rajasthan Asset Management Co Pvt Ltd

[SIGNATURE PAGE TO DIVIDEND SUPPORT AGREEMENT]

HOLDERS OF PREFERENCE SHARES

IDG Ventures India Fund II LLC.

By:	/s/ Gulstan Ramgockim

Print Name:	Gulstan Ramgockim

Title:	Director

[SIGNATURE PAGE TO DIVIDEND SUPPORT AGREEMENT]

HOLDERS OF PREFERENCE SHARES

Reliance Capital Limited

By:	/s/ Amit Bapna

Print Name:	Amit Bapna

Title:	CFO

Maples and Calder

PO Box 309    Ugland House    Grand Cayman KY1-1104    Cayman Islands

Tel + 1 345 949 8066    Fax + 1 345 949 8080    maplesandcalder.com

[SIGNATURE PAGE TO DIVIDEND SUPPORT AGREEMENT]

HOLDERS OF PREFERENCE SHARES AND ORDINARY SHARES

E-18 Limited

By:	[illegible]

Print Name:	CCY Management Limited

Title:	Director

[SIGNATURE PAGE TO DIVIDEND SUPPORT AGREEMENT]

HOLDERS OF PREFERENCE SHARES

Intel Capital Corporation

By:	/s/ Michael J Scown

Print Name:	Michael J Scown

Title:	Authorized Signatory

[SIGNATURE PAGE TO DIVIDEND SUPPORT AGREEMENT]

HOLDERS OF PREFERENCE SHARES

Valiant Capital Master Fund LP

By:	/s/ Brian Miller

Print Name:	Brian Miller

Title:	CFO

Valiant Capital Partners LP

By:	/s/ Brian Miller

Print Name:	Brian Miller

Title:	CFO

[SIGNATURE PAGE TO DIVIDEND SUPPORT AGREEMENT]

HOLDERS OF A RIGHT TO SWAP ORDINARY SHARES OF YATRA ONLINE PRIVATE LIMITED FOR ORDINARY SHARES OF YATRA ONLINE, INC.

Capital18 Fincap Private Limited

By:	/s/ Kshipra Jatana

Print Name:	Kshipra Jatana

Title:	Authorized Signatory

Pandara Trust Scheme I

By:	/s/ Tc Meenakshisundaram

Print Name:	Tc Meenakshisundaram

Title:	Designated Partner

[SIGNATURE PAGE TO DIVIDEND SUPPORT AGREEMENT]

HOLDERS OF PREFERENCE SHARES

SVB Financial Group

By:	/s/ Scott Newman

Print Name:	Scott Newman

Title:	Portfolio & Funding Manager

[SIGNATURE PAGE TO DIVIDEND SUPPORT AGREEMENT]

HOLDERS OF PREFERENCE SHARES

Macquarie Corporate Holdings Pty Limited

By:	/s/ Glen Butler

Print Name:	Glen Butler

Title:	Division Director

Macquarie Corporate Holdings Pty Limited

By:	/s/ Angus Buckley

Print Name:	Angus Buckley

Title:	Division Director

[SIGNATURE PAGE TO DIVIDEND SUPPORT AGREEMENT]